UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                  FORM 8-K/A-2


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2000
(July 11, 2000)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEVADA                   00-09322                 75-1667097
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                        IDENTIFICATION NO.)


                                  4301 WINDFERN
                              HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) iExalt, Inc. hereby amends the following items of Form 8-K filed with the
Securities and Exchange Commission on July 26, 2000 as previously amended by Form 8-K/A filed with the Securities and Exchange Commission on September 25, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  Additional exhibit:


                  EXHIBIT NO.                         DESCRIPTION
                  -----------                         -----------
                       23.1                    Consent of Baird, Kurtz & Dobson




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   October 6, 2000.                  iExalt, Inc.

                                          By: /s/ JAMES W. CARROLL
                                              ----------------------------
                                                  James W. Carroll
                                                  VICE PRESIDENT AND
                                                  CHIEF ACCOUNTING OFFICER





                                INDEX TO EXHIBITS


          EXHIBIT
          NUMBER                            DESCRIPTIONS

           23.1                        Consent of Baird, Kurtz & Dobson


                                        2